UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2009
Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey		07001

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (732) 499-7200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.
On September 9th through 11th, 2009, the Company’s Chief Executive Officer, John W. Alexander, Chief Financial Officer, Steven M. Klein, and Kenneth J. Doherty, Chief Lending Officer, will participate in the Rodman & Renshaw Annual Global Investment Conference. The presentation to be discussed at the conference will be available beginning September 3, 2009 at 5:00 p.m., Eastern Time, through Northfield Bancorp, Inc.’s Investor Relations website located at www.eNorthfield.com, until October 5, 2009.

Item 9.01. Financial Statements and Exhibits.
Not Applicable.

Exhibit No.	Description
None

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: September 3, 2009	By:	/s/ Steven M. Klein
Steven M. Klein
Executive Vice President and Chief Financial Officer

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